UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2015
Date of Report (Date of Earliest Event Reported)
ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2015, Itron, Inc. (Itron or the Company) announced the appointment of Thomas L. Deitrich as Executive Vice President and Chief Operating Officer (COO). He will join Itron effective October 2015, following his transition from his current employer. Mr. Deitrich, age 49, will be designated as Itron’s principal operating officer.

Currently, Mr. Deitrich is Senior Vice President and General Manager for Digital Networking at Freescale Semiconductor, Inc. (Freescale) and has been in this position since 2012. Prior to his current role, he was Senior Vice President and General Manager of Freescale’s RF, Analog, Sensor, and Cellular Products Group from 2009 to 2012. Mr. Deitrich had other roles of increasing responsibility at Freescale from 2006 to 2009. Prior to Freescale, Mr. Deitrich worked for Flextronics International, Inc., Sony Ericsson Mobile Communications, Inc., and General Electric Company.

The terms of employment for Mr. Deitrich include the following material provisions, which will be effective once he joins Itron:

  An annual base salary of $550,000
  A lump-sum sign-on bonus payment of $424,375
  A one-time stock grant valued at $4,000,000, of which $3,000,000 will be provided in time-based restricted stock units (RSUs) and $1,000,000 will be provided in stock options, which will vest over a three-year period.
  Eligibility to receive an annual target bonus of 100% of his annual base salary. The payout of the bonus will be based on the achievement of performance objectives to be determined by the Board. Any bonus paid for 2015 will be prorated based on his hire date.
  Eligibility to receive an annual equity compensation package of a minimum of $2,000,000, including the time-based and performance-based RSUs and stock options (to be granted under the Company’s 2010 Amended and Restated Stock Incentive Plan).
  A change-in-control agreement

There are no related party transactions between the Company and Mr. Deitrich, which would require disclosure under Item 401(d) or Item 404(a) of Regulation S-K.

Mr. Deitrich succeeds John W. Holleran as Itron’s COO. Mr. Holleran joined the company in 2007 and was named COO in 2013.  On May 4, 2015, Itron announced Mr. Holleran’s departure from the Company. He will remain with Itron through December 31, 2015, to facilitate a smooth transition.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

Dated:	August 5, 2015	By:	/s/ PHILIP C. MEZEY
Philip C. Mezey
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 5, 2015.